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                        LORAL SPACE & COMMUNICATIONS LTD.
                             1996 STOCK OPTION PLAN
                            (AS AMENDED AND RESTATED)

         1.       PURPOSES.

                  The Loral Space & Communications Ltd. 1996 Stock Option Plan (the "Plan") is intended to attract and retain the best available personnel for positions of substantial responsibility with Loral Space & Communications Ltd., a Bermuda corporation (the "Company"), and certain entities directly or indirectly controlled by or affiliated with the Company, and to provide additional incentive to such persons to exert their maximum efforts toward the success of the Company. The above aims will be effectuated through the granting of certain options ("Options") to purchase shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and shares of Common Stock subject to certain restrictions ("Restricted Stock," and together with Options, "Awards"). Under the Plan, the Company may grant "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or Options which are not intended to be ISOs ("Non-Qualified Options"), provided that ISOs may be granted only to employees of the Company or any "subsidiary corporation" within the meaning of Section 424 of the Code (a "Subsidiary").

                  By action of the Board of Directors on April 11, 1996, the Plan was amended to increase from 500,000 to 2,000,000 the maximum number of shares of Common Stock for which Options may be granted to any single Holder (as hereinafter defined) during any partial or full calendar. By action of the Board of Directors on June 18, 1996, the Plan was amended to allow for limited transferability of Options at the discretion of the Committee (as hereinafter defined). By action of the Board of Directors on March 10, 1998, and with the approval of the Company's shareholders on April 28, 1998, the Plan was amended to increase the number of shares of Common Stock available for issuance under the Plan to 18,000,000. By action of the Board of Directors on November 11, 2002, the Plan was amended and restated to allow for the grant of Restricted Stock. The Plan as set forth herein reflects such amendments and the amendment and restatement.

         2.       ADMINISTRATION OF THE PLAN.

                  The Plan shall be administered by a committee (the "Committee") consisting of at least two persons, appointed by the Board of Directors of the Company (the "Board of Directors"), each of whom shall be an "outside director" for purposes of Section 162(m) of the Code. To the extent necessary or appropriate to qualify Awards granted under the Plan for the exemption provided by Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), such grants may be approved or ratified by the full Board or by a separate committee thereof. Subject to the preceding sentence and within the limits of the express provisions of the Plan, the Committee shall have the authority, in its discretion, to take the following actions under the
Plan:

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                  (a)      to determine the individuals to whom, and the time or
times at which, Awards shall be granted, the number of shares of Common Stock to be subject to each Award and, in the case of Options, whether such Options shall be ISOs or Non-Qualified Options;

                  (b)      to interpret the Plan;

                  (c) to prescribe, amend and rescind rules and regulations relating to the Plan;

                  (d) to determine the terms and provisions of the respective stock option or restricted stock agreements granting Options or Restricted Stock, including the date or dates upon which Options shall become exercisable or Restricted Stock shall vest, which terms need not be identical;

                  (e)      to accelerate the vesting of any outstanding Awards;
and

                  (f) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

                  In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, and such other factors as the Committee, in its discretion, shall deem relevant. An individual to whom an Award has been granted under the Plan is referred to herein as a "Holder". The Committee's determinations on the matters referred to in this
Section 2 shall be conclusive.

                  The Committee may, in its discretion, delegate some or all of its authority hereunder to one or more officers of the Company or its Subsidiaries, provided that the Committee shall not delegate such authority with respect to any grant of Awards to persons who are subject to the provisions of
Section 16 of the Exchange Act ("Insiders").

         3.       SHARES SUBJECT TO THE PLAN.

                  (a) The total number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan shall not exceed 18,000,000, subject to adjustment as provided in Section 8 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of outstanding Options. The shares of Common Stock to be issued upon exercise of Options shall be authorized and unissued or reacquired shares of Common Stock. The shares of Common Stock relating to the unexercised portion of any expired, terminated or cancelled Option shall thereafter be available for the grant of Options under the Plan.

                  (b) Awards may be granted under the Plan by the Company directly or, if authorized by the Board or the Committee, by the Company's subsidiary, Loral SpaceCom Corporation, a Delaware corporation ("Loral SpaceCom"), subject to such terms and conditions as shall be agreed to between the Company and Loral SpaceCom. Without limiting the generality of the foregoing, (i) Awards granted by Loral SpaceCom to Insiders shall be approved by the Committee and, if appropriate, the Board; (ii) the performance of Loral SpaceCom with respect to Awards granted by it may be guaranteed by the Company; and (iii) as a condition to

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the issuance of Shares upon grant of Restricted Stock or exercise of Options granted by Loral SpaceCom, the Company may require Loral SpaceCom to pay to the Company the full Fair Market Value of the Shares then being issued, in such form of consideration as shall be acceptable to the Company.

         4.       ELIGIBILITY.

                  (a) ISOs may be granted under the Plan only to employees of the Company or a Subsidiary. Non-Qualified Options may be granted under the Plan only to employees of (i) the Company, (ii) a Subsidiary, or (iii) entities directly or indirectly controlled by or affiliated with the Company and designated by the Committee ("Designated Entities"). The term "Company," when used in the context of a Holder's employment, shall be deemed to include the Company, Subsidiaries and Designated Entities.

                  (b) Nothing contained in the Plan shall be construed to limit the right of the Company to grant stock options otherwise than under the Plan for proper corporate purposes.

         5.       TERMS OF OPTIONS.

                  The terms of each Option granted under the Plan shall be determined by the Committee consistent with the provisions of the Plan, including the following:

                  (a) The purchase price of the shares of Common Stock subject to each Option shall be fixed by the Committee, in its discretion, at the time such Option is granted; provided, that (i) in no event shall the per share purchase price of an ISO be less than the Fair Market Value of a share of Common Stock on the date of grant; (ii) in no event shall the per share purchase price of a Non-Qualified Option be less than the lower of (A) 50% of the Fair Market Value of a share of a Common Stock on the date of grant, and (B) $20 below the aforesaid Fair Market Value; and (iii) in no event shall the per share purchase price of any Option be less than the par value per share of the Common Stock.

                  (b) The dates on which each Option (or portion thereof) shall be exercisable shall be fixed by the Committee, in its discretion.

                  (c) The expiration of each Option shall be fixed by the Committee, in its discretion. No Option shall be exercisable after the expiration of ten (10) years from the date of its grant and each Option shall be subject to earlier termination as determined by the Committee, in its discretion.

                  (d) Options shall be exercised by the delivery to the Company (or Loral SpaceCom, in the case of Options granted by Loral SpaceCom) at its principal office or at such other address as may be established by the Committee (Attention: Corporate Treasurer) of written notice of the number of shares of Common Stock with respect to which the Option is being exercised accompanied by payment in full of the purchase price of such shares. Unless otherwise determined by the Committee at the time of grant, payment for such shares may be made (i) in cash, (ii) by certified check or bank cashier's check payable to the order of the Company in the amount of such purchase price, (iii) by delivery to the Company of shares of

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Common Stock having a Fair Market Value equal to such purchase price, (iv) by irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay such purchase price and to sell the shares of Common Stock to be issued upon exercise of the Option and deliver the cash proceeds less commissions and brokerage fees to the Holder or to deliver the remaining shares of Common Stock to the Holder, or (v) by any combination of the methods of payment described in (i) through (iv) above.

                  (e) A Holder shall not have any of the rights of a holder of the Common Stock with respect to the shares of Common Stock subject to an Option until such shares are issued to such Holder upon the exercise of such Option.

                  (f) (i) Except as provided in Section 5(g)(ii), (A) an Option shall not be transferable, except by will or the laws of descent and distribution, and may be exercised, during the lifetime of a Holder, only by the Holder, and (B) no Option granted under the Plan shall be subject to execution, attachment or other process.

                           (ii) The Committee, in its sole and absolute
discretion, may provide in any option agreement or amendment thereto, that the Holder may transfer Non-Qualified Options to his children, grandchildren or spouse, or to one or more trusts for the benefit of such family members or partnerships in which such family members are the only partners, provided that
(A) the Holder does not receive any consideration for such transfer, and (B) the transferee of such Non-Qualified Options remains subject to all the terms and conditions that were applicable to such Non-Qualified Options immediately prior to such transfer.

                  (g) For purposes of the Plan, as of any date when the Common Stock is quoted on the National Association of Securities Dealers Automated Quotation System National Market System ("NASDAQ-NMS") or listed on one or more national securities exchanges, the "Fair Market Value" of the Common Stock as of such date shall be deemed to be the mean between the high and low sale prices of the Common Stock reported on the NASDAQ-NMS or the principal national securities exchange on which the Common Stock is listed and traded on the immediately preceding date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported. If the Common Stock is not quoted on the NASDAQ-NMS or listed on an exchange, or representative quotes are not otherwise available, the "Fair Market Value" of the Common Stock shall mean the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Common Stock accurately.

                  (h) In no event shall any single Holder be granted under the Plan Options covering more than 2,000,000 shares of Common Stock during any partial or full calendar year during which the Plan is existence, subject to adjustment as provided in Section 8 hereof.

         6.       SPECIAL PROVISIONS APPLICABLE TO ISOs.

                  The following special provisions shall be applicable to ISOs granted under the Plan.

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                  (a)      No ISOs shall be granted under the Plan after ten
(10) years from the earlier of (i) the date the Plan is adopted, or (ii) the date the Plan is approved by the Company's shareholders.

                  (b) ISOs may not be granted to a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary, or any "parent corporation" (a "Parent") of the Company within the meaning of Section 424(e) of the Code.

                  (c) If the aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by any Holder during a calendar year (under all plans of the Company and its Parents and Subsidiaries) exceeds $100,000, such ISOs shall be treated, to the extent of such excess, as Non-Qualified Options. For purposes of the preceding sentence, the Fair Market Value of the Common Stock shall be determined at the time the ISOs covering such shares were granted.

         7.       RESTRICTED STOCK.

                  (a) Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate, including the purchase price of the Restricted Stock; provided, however, that in no event shall Restricted Stock have purchase price equal to an amount less than the par value of the Common Stock. The terms and conditions of each Restricted Stock grant shall be evidenced by a restricted stock agreement. Subject to the restrictions set forth in subsection (b) below, unless otherwise provided in the restricted stock agreement, the Holder shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash dividends and stock dividends, if any, with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant's account. Unless otherwise determined by the Committee, cash dividends or stock dividends so withheld by the Committee shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which they relate. No interest will accrue or be paid on the amount of any cash dividends withheld.

                  (b) In addition to any other restrictions set forth in a Holder's restricted stock agreement, until the expiration of the applicable restricted period set forth in such restricted stock agreement, the Holder shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock. The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of grant, such action is appropriate.

                  (c) Stock certificates for Restricted Stock shall be registered in the name of the Holder but shall be appropriately legended and returned to the Company by the Holder, together with a stock power, endorsed in blank by the Holder. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Holder pending the release of the applicable restrictions.

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                  (d)      Each certificate representing Restricted Stock
awarded under the Plan shall bear a legend in the following form until the end of the applicable restricted period with respect to such Stock:

                  "Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of a restricted stock agreement, dated as of _________________, between Loral SpaceCom Corporation and _______________. A copy of such Agreement is on file at the offices of Loral SpaceCom Corporation."

                  Stop transfer orders shall be entered with the Company's transfer agent and registrar against the transfer of legended securities.

         8.       ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

                  (a) In the event that the outstanding shares of Common Stock are changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination or exchange of shares and the like, or dividends payable in shares of Common Stock, an appropriate adjustment shall be made by the Committee in the aggregate number of shares of Common Stock available under the Plan, the maximum number of shares which may be granted to any Holder during any partial or full calendar year, and in the number of shares of Common Stock and price per share of Common Stock subject to outstanding Options. If the Company shall be sold, reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged (a "Corporate Event"), a Holder shall at the time of issuance of the stock under such Corporate Event be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the occurrence of any such Corporate Event as if he had been, immediately prior to such event, the holder of the number of shares of Common Stock covered by his Option; provided, however, that the Committee may, in its discretion, accelerate the exercisability of outstanding Options, and shorten the term thereof, to any date within 30 days prior to or concurrent with the occurrence of such Corporate Event.

                  (b) Any adjustment under this Section 8 in the number of shares of Common Stock subject to Options shall apply proportionately to only the unexercised portion of any Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

                  (c) Restricted Stock shall be adjusted as a result of Corporate Events or changes in capitalization on the same basis as the Common Stock is adjusted in such events generally.

         9.       FURTHER CONDITIONS OF EXERCISE.

                  (a) Unless prior to the issuance of shares of Common Stock underlying an Award such shares are the subject of a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Securities

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Act"), and there is then in effect a prospectus filed as part of such registration statement meeting the requirements of Section 10(a)(3) of the Securities Act, the notice of exercise with respect to such Option or the restricted stock agreement evidencing the grant of Restricted Stock shall be accompanied by a representation or agreement of the Holder to the Company to the effect that such shares are being acquired for investment only and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless, in the opinion of counsel to the Company, such representation, agreement or documentation is not necessary to comply with the Securities Act.

                  (b) Anything in subparagraph (a) of this Section 9 to the contrary notwithstanding, the Company shall not be obligated to issue or sell any shares of Common Stock until they have been listed on each securities exchange on which the shares of Common Stock may then be listed and until and unless, in the opinion of counsel to the Company, the Company may issue such shares pursuant to a qualification or an effective registration statement, or an exemption from registration, under such state and federal laws, rules or regulations as such counsel may deem applicable. The Company shall use reasonable efforts to effect such listing, qualification and registration, as the case may be.

         10.      TERMINATION, MODIFICATION AND AMENDMENT.

                  (a) The Plan (but not Awards previously granted under the Plan) shall terminate ten (10) years from the date of its adoption by the Board of Directors, and no Option shall be granted after termination of the Plan.

                  (b) The Plan may at any time be terminated or, from time to time, be modified or amended by the Board of Directors; provided, however, that the Board of Directors shall not, without approval by the affirmative vote of the holders of a majority of the shares of the capital stock of the Company present in person or by proxy and entitled to vote at a meeting duly held in accordance with Bermuda law, (i) increase (except as provided by Section 8) the maximum number of shares of Common Stock as to which Options may be granted under the Plan, or (ii) reduce the minimum purchase price at which Options may be granted under the Plan.

                  (c) No termination, modification or amendment of the Plan may materially and adversely affect the rights conferred by any Awards without the consent of the affected Holder.

         11.      NOT A CONTRACT OF EMPLOYMENT.

                  Nothing contained in the Plan or in any stock option agreement executed pursuant hereto shall be deemed to confer upon any Holder any right to remain in the employ of the Company, any Subsidiary or any Designated Entity.

         12.      GOVERNING LAW.

                  The Plan shall be governed by the laws of Bermuda without reference to principles of conflict of laws.

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         13.      WITHHOLDING.

                  As a condition to the exercise of any Award, the Committee may require that a Holder satisfy, through withholding from other compensation or otherwise, the full amount of all federal, state and local income and other taxes required to be withheld in connection with such exercise.

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